                                                                   EXHIBIT 10.21
                              ATRIEVA CORPORATION



                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                   CONTENTS


SECTION 1. Authorization and Sale of Preferred Shares.......................................................   1
   1.1     Authorization....................................................................................   1
   1.2     Sale of Preferred................................................................................   1

SECTION 2. Closing Date; Delivery...........................................................................   1
   2.1     Closing Date.....................................................................................   1
   2.2     Delivery.........................................................................................   2
   2.3     Subsequent Sales of Shares.......................................................................   2

SECTION 3. Representations and Warranties...................................................................   2
   3.1     Organization and Standing........................................................................   2
   3.2     Capitalization...................................................................................   3
   3.3     Corporate Power; Authorization...................................................................   4
   3.4     Subsidiaries.....................................................................................   4
   3.5     Validity of Securities...........................................................................   4
   3.6     Governmental Consents............................................................................   5
   3.7     Compliance with Other Instruments and Laws.......................................................   5
   3.8     Litigation.......................................................................................   7
   3.9     Proprietary Information; Inventions; Employees and Consultants...................................   7
  3.10     Patents and Other Intangible Assets..............................................................   9
  3.11     Financial Statements.............................................................................  10
  3.12     Absence of Certain Changes.......................................................................  11
  3.13     Material Contracts and Commitments...............................................................  12
  3.14     Registration Rights..............................................................................  13
  3.15     Title to Property and Assets.....................................................................  13
  3.16     Outstanding Indebtedness; Liabilities............................................................  13
  3.17     Stockholder Agreements...........................................................................  14
  3.18     Employee Compensation Plans......................................................................  14
  3.19     Labor Union Activities...........................................................................  14
  3.20     Employee Relations...............................................................................  14
  3.21     Tax Returns and Audits...........................................................................  14
  3.22     Disclosure.......................................................................................  15
  3.23     Certain Transactions.............................................................................  15
  3.24     Environmental Laws and Regulations...............................................................  16
  3.25     Other Names......................................................................................  16
  3.26     Minute Books.....................................................................................  16
  3.27     Insurance Coverage...............................................................................  16
  3.28     Returns and Complaints...........................................................................  17


SERIES B PREFERRED STOCK PURCHASE AGREEMENT                               PAGE i

  3.29     Qualified Small Business Stock.....................................................................  17
  3.30     No Discrimination..................................................................................  17
  3.31     Use of Proceeds....................................................................................  17
  3.32     "Company's Knowledge"..............................................................................  17
  3.33     Representations and Warranties in Related Documents................................................  17

SECTION 4. Representations and Warranties of the Purchasers; Restrictions on
           Transfer Imposed by the Act; and California Corporate Securities Law...............................  18
  4.1      Representations and Warranties.....................................................................  18
           4.1.1   Investment.................................................................................  18
           4.1.2   Accredited Investor........................................................................  18
           4.1.3   Power and Authorization....................................................................  19
           4.1.4   Legal Investment...........................................................................  19
  4.2      Transfer of Securities.............................................................................  19
           4.2.1   Legend.....................................................................................  19
           4.2.2   Restrictions on Transfer...................................................................  20
           4.2.3   Termination of Restrictions and Removal of Legend..........................................  20
  4.3      Corporate Securities Law...........................................................................  21

SECTION 5. Conditions to Obligations of the Purchasers........................................................  21
  5.1      Representations and Warranties Correct; Performance of Obligations.................................  21
  5.2      Opinion of Company's Counsel.......................................................................  21
  5.3      Consents and Waivers...............................................................................  22
  5.4      Legal Investment...................................................................................  22
  5.5      Certificate of Designation.........................................................................  22
  5.6      Satisfactory Proceedings; Compliance Certificate...................................................  22
  5.7      Board of Directors.................................................................................  22
  5.8      Investors Rights Agreement.........................................................................  22
  5.9      Due Diligence......................................................................................  22
 5.10      Minimum Investment.................................................................................  22
 5.11      Legal Fees.........................................................................................  23

SECTION 6. Conditions to Obligations of the Company...........................................................  23
  6.1      Representations and Warranties.....................................................................  23
  6.2      Qualifications.....................................................................................  23
  6.3      Legal Investment...................................................................................  23
  6.4      Cancellation of Purchaser Notes....................................................................  23
  6.5      Minimum Investment.................................................................................  23

SERIES B PREFERRED STOCK PURCHASE AGREEMENT                              PAGE ii

SECTION 7. Miscellaneous...............................................................................  24
  7.1      Waivers and Amendments......................................................................  24
  7.2      Governing Law...............................................................................  24
  7.3      Survival....................................................................................  24
  7.4      Successors and Assigns......................................................................  24
  7.5      Entire Agreement............................................................................  24
  7.6      Notices, Etc................................................................................  25
  7.7      Delays or Omissions.........................................................................  25
  7.8      Severability................................................................................  25
  7.9      Construction................................................................................  26
 7.10      Counterparts................................................................................  26
 7.11      Headings....................................................................................  26
 7.12      Plural Terms................................................................................  26
 7.13      Finder's Fee................................................................................  26
 7.14      Expenses....................................................................................  27
 7.16      Attorney's Fees.............................................................................  27

SERIES B PREFERRED STOCK PURCHASE AGREEMENT                             PAGE iii

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

SCHEDULES:

1.   Schedule of Purchasers

2.   Disclosure Schedules


EXHIBITS:

A    Certificate of Designation

B    Third Amended and Restated Investors Rights Agreement

C    Opinion of Counsel


SERIES PREFERRED STOCK PURCHASE AGREEMENT                                PAGE iv

                              ATRIEVA CORPORATION

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

     This Series B Preferred Stock Purchase Agreement (this "Agreement"), is
made as of May   ,1999 by and among Atrieva Corporation, a Delaware corporation
(the "Company"), and the undersigned purchasers (the "Purchasers").

     NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.  Authorization and Sale of Preferred Shares

     1.1  Authorization

     The Company has duly authorized the sale and issuance of up to 1,500,000 shares of its Series B Convertible Preferred Stock (the "Series B Stock") having the rights, privileges and preferences set forth in the Company's Certificate of Designation (the " Certificate of Designation"), in the form attached hereto as Exhibit A.
---------

     1.2  Sale of Preferred

     Subject to the terms and conditions hereof, the Company shall issue and sell to the Purchasers, and each Purchaser agrees, severally, to purchase at the Closing, from the Company, shares of Series B Stock (collectively, the "Shares"), at a purchase price of five dollars ($5.00) per share. The amount to be purchased by each Purchaser and the form of consideration therefor is set forth in the Schedule of Purchasers attached as Schedule 1. The Purchasers that hold Convertible Promissory Notes issued by the Company (the "Purchaser Notes") agree to convert at the Closing, in accordance with Section 3.5 of such Purchaser Note(s), the principal amount of, and accrued interest on, such Purchaser Notes (such principal plus interest, the "Note Amount") into the number of shares of Series B Stock equal to the Note Amount divided by five (5), rounded down to the nearest whole share.

SECTION 2.  Closing Date; Delivery

     2.1  Closing Date

     The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, California, at 2:00 p.m., May __, 1999 or at such other time and place as is mutually agreed to by the parties hereto (the date of the Closing is hereinafter referred to as the "Closing Date"). The parties agree that faxed signature pages will be acceptable for the Closing, to be followed up with original signature pages.

     2.2  Delivery

     Subject to the terms of this Agreement, at the Closing, the Company will deliver to each Purchaser a certificate representing the number of Shares being purchased by such Purchaser, which certificate shall be registered in the name of such Purchaser, against payment in full by the Purchaser of the purchase price therefor by check payable to the order of the Company or such other form of payment as set forth on Schedule 1.

     2.3  Subsequent Sales of Shares

     At any time up to 120 days following the Closing, the Company may sell up to the balance of any shares of Series B Stock not sold at the Closing authorized under Section 1.1, to such additional investors as may be approved by the Board of Directors. All such sales shall be made on the terms and conditions set forth in this Agreement. Any Shares sold pursuant to this
Section 2.3 shall be deemed to be "Series B Stock" and shall be deemed to be "Shares" sold pursuant to this Agreement, any purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement, and any such subsequent sale shall be deemed to occur at a "Closing" and the date of any such Closing shall be deemed to be a "Closing Date." The new purchasers shall become parties to this Agreement by signing a counterpart signature page hereto.
Should any such sales be made, the Company shall prepare and distribute to the Purchasers a revised Schedule of Purchasers reflecting such sales.

SECTION 3.  Representations and Warranties

     The Company hereby represents and warrants to the Purchasers that:

     3.1  Organization and Standing

     The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has all requisite power and authority to own and operate its properties and assets and to conduct its business as presently conducted and as proposed to be conducted. The Company is qualified or licensed and in good standing as a foreign corporation in all jurisdictions where the nature of its business or property makes such qualification or licensing necessary and the failure to be so qualified or licensed could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company. Except as set forth in Schedule 3.1, true, complete and accurate copies of the Company's Restated Certificate of Incorporation, Bylaws and all amendments to each to date have been delivered to the Purchasers and the Company has provided or made available to the Purchasers copies of the minutes of all meetings, and all consents in lieu of meetings, of the Board of Directors and stockholders of the Company. Prior to the Closing, the Company shall have properly filed the Certificate of Designation with the Secretary of State of Delaware and the Company's Restated Certificate of Incorporation, as amended by the Certificate of Designation, shall be in full force and effect.

     3.2  Capitalization

          (a) The authorized capital stock of the Company at the Closing will be 300,000,000 shares of common stock, par value $.001 per share ("Common Stock") and 40,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), 3,000,000 of which shares of Preferred Stock are designated Series A-1 Convertible Preferred Stock (the "Series A-1 Stock) and 1,500,000 of which shares of Preferred Stock are designated Series B Stock; of such authorized shares of capital stock of the Company, 2,553,142.56 shares of Common Stock, 2,000,000 shares of Series A-1 Stock and 514,554 shares of Series B Stock will be issued and outstanding immediately following the initial Closing. The Series B Stock will have, as of the Closing, the rights, preferences and privileges set forth in the Certificate of Designation.

          (b) All issued and outstanding shares have been, and as of the Closing Date will be, duly authorized, validly issued, fully paid and nonassessable, and are and were, and as of the Closing Date will have been, offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws concerning the issuance of securities.

          (c) Except as set forth on Schedule 3.2(c), there are no outstanding rights, subscriptions, calls, options, warrants, preemptive rights, conversion rights or agreements granted or issued by or binding upon the Company for the purchase or acquisition (contingent or otherwise) from the Company of any shares of its capital stock or any other securities, except in accordance with the terms of this Agreement. Except as set forth in Schedule 3.2(c), the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any shares of its capital stock. Except as set forth in Schedule 3.2(c), no holder of Common Stock or Preferred Stock or any other security of the Company or any other person or entity is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the Shares or otherwise, except as set forth therein. Except as set forth in Schedule 3.2(c), there is no voting trust, agreement or arrangement among any of the beneficial holders of Common Stock or Preferred Stock of the Company affecting the exercise of the voting rights of such stock.

          (d) Attached as Schedule 3.2(d) is a true and complete list of the names of the record holders of all of the outstanding Common Stock and Preferred Stock and of the holders of all outstanding options or other rights to purchase Common Stock, Preferred Stock, or other securities of the Company. Such list attached contains a true and complete description of the number of shares held by each such holder. With respect to each outstanding option, such list sets forth the date of grant, the number of shares subject thereto, the exercise price, and vesting schedule. Schedule 3.2(d) also shows the current directors and officers of the Company.

     3.3  Corporate Power; Authorization

     The Company has all requisite power and authority to enter into this Agreement and the other documents and agreements contemplated herein, to sell the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement and the other documents and agreements contemplated herein. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the other documents and agreements contemplated herein, for the performance of the Company's obligations hereunder, for the consummation of the transactions contemplated herein, and for the authorization, issuance and delivery of the Shares and the Common Stock issuable upon conversion thereof has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. As of the Closing Date, this Agreement and the other documents and agreements contemplated herein and therein will have been duly executed and delivered by the Company, and all parties thereto (other than the Purchasers), and will constitute legal, valid and binding obligations of the Company and such other parties, enforceable against each of them in accordance with their terms.

     3.4  Subsidiaries

     The Company does not presently own, of record or beneficially, or control, directly or indirectly, any capital stock or equity interest in any corporation, association or business entity. The Company is not, directly or indirectly, a participant in any joint venture or partnership.

     3.5  Validity of Securities

     The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free and clear of any preemptive rights, security interests, claims, liens or encumbrances created by the Company. The Common Stock issuable upon conversion of the Shares has been, or prior to the Closing will be, duly and validly reserved and, upon issuance in accordance with the terms of this Agreement and the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable and will be free and clear of any preemptive rights, security interests, restrictions on transfer, claims, liens or encumbrances created other than by the Purchasers and other than restrictions under applicable and state securities laws.

     3.6  Governmental Consents

          (a) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency on the part of the Company is or was required for the Company's valid execution, delivery and performance of this Agreement or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion thereof) or the consummation of any other transaction contemplated hereby, except for the filing of the Certificate of Designation in the office of the Secretary of State of Delaware, which shall be filed by the Company prior to the Closing, and, the filing of a notice under Regulation D under the Act, and the filing of a notice of exemption pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended (the "California Securities Law"), and applicable filings under Washington, and other state securities laws, all of which shall be filed by the Company immediately following the Closing. Based in part upon the truth of the representations and warranties of the Purchasers contained in Section 4 of this Agreement, the offer, sale and issuance of the Shares (and of the Common Stock issuable upon conversion thereof) in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Act, from the qualification requirements of Section 25110 of the California Securities Law, and from the requirements under Washington, and other applicable state securities laws.

          (b) The Company has obtained all consents, approvals or authorizations of, made all declarations or filings with, and given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Company of its business as now conducted or as proposed to be conducted in which the failure to so obtain, make or give could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company.

     3.7  Compliance with Other Instruments and Laws

     Except as described in Schedule 3.7:

          (a) The Company is not (i) in violation or default of any provision of the Company's Restated Certificate of Incorporation or Bylaws, each as amended and in effect on the date hereof and on and as of the Closing Date; or (ii) except as to defaults which would result in liability or loss to the Company of $10,000 or less, in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under, (A) any evidence of indebtedness for any money borrowed or any other evidence of indebtedness or any instrument or agreement under or pursuant to which any evidence of indebtedness for money borrowed or other evidence of indebtedness has been issued, or (B) any other instrument, mortgage, deed of trust, loan, contract, commitment or obligation to which it is a party or by which it is bound or any of its properties is affected. The Company has not defaulted on, nor has it failed to make at the time contemplated, payment of any principal of, or premium or interest on, any indebtedness of $10,000 or more. Neither the execution, delivery and performance of and compliance with this Agreement nor the offer, issuance and sale of the Shares (and the Common Stock issuable upon conversion thereof) does or will: (i) conflict with or violate the Company's Restated Certificate of Incorporation or Bylaws of the Company;
(ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute or default under, or result in the creation of any lien on any of the properties or assets of the Company pursuant to the terms of any instrument or agreement referred to in this Section to which the Company is a party or by which it is bound; or (iii) require the consent of, or other action by, any stockholder, trustee or any creditor of, any lessor to or any investor in, the Company or any other person.

          (b) The Company is in full compliance with all laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which would result in liability or loss to the Company of more than $10,000. Based in part upon the representations and warranties of the Purchasers in
Section 4 hereof with respect to an exemption from the registration requirements of the Act and the qualification requirements of the California Securities Act of 1968 and the qualification requirements of Washington and other applicable state securities laws, neither the execution, delivery or performance of this Agreement by the Company nor the offer, issuance, sale or delivery of the Shares (and the Common Stock issuable upon conversion thereof) does or will cause the Company to be in violation of any statute, law or ordinance or any judgment, decree, writ, injunction, order, award or other action of any court or governmental authority or arbitrator or any order, rule or regulation of any federal, state, county, municipal or other governmental or public authority or agency.

          (c) The Company is not a party to or bound by (nor is any of its properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or any action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction which materially adversely affects, or in the future could materially adversely affect, the business, earnings, prospects, properties or conditions (financial or other) of the Company.

     3.8  Litigation

     Except as set forth in Schedule 3.8, there is no action, suit, proceeding, claim or investigation in any court or by or before any other governmental or public authority or agency or any arbitrator or arbitration panel, pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties that, either individually or in the aggregate,
(a) could question the validity or enforceability of this Agreement and the other agreements and documents contemplated thereby or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or (b) could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to, and none of its assets are bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality or arbitrator or arbitration panel. Except as set forth in Schedule 3.8, there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     3.9  Proprietary Information; Inventions; Employees and Consultants

          (a) Since its organization, the Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all intellectual property and all Inventions (as defined below). Except as set forth in Schedule 3.9(a), since its organization, each of the Company's employees, consultants, and contractors who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed intellectual property or Inventions (as defined below), or who has knowledge of or access to information about intellectual property or Inventions, has entered into a written agreement ("Proprietary Information Agreement") with the Company which substantially provides that (i) this intellectual property, other information and Inventions are proprietary to the Company and are not to be divulged (except as authorized by the Company), misused or misappropriated, and (ii) this intellectual property, other information and Inventions are to be disclosed by such employees, consultants, and contractors to the Company; in cases where this intellectual property and Inventions may be subject to rights of a third person, the Company has secured from said third person unrestricted, perpetual, irrevocable, royalty-free (except to the extent set forth in Schedule 3.10), and exclusive license rights thereto. As used herein, "Inventions" means all inventions, developments and discoveries which during the period of an employees', consultant's, or contractor's service to the Company he, she or it makes or conceives of, either solely or jointly with others, that relate to any subject matter with which his, her, or its work for the Company may be concerned, or relate to or are connected with the business, products, services or projects of the Company, or relate to the actual or demonstrably anticipated research or development of the Company or involve the use of the Company's funds, time, material, facilities or trade secret information, except as excluded pursuant to applicable law.

          (b) Except as set forth in Schedule 3.9(b), the Company is not aware that any of the Company's employees or consultants is or will be in violation of his or her Proprietary Information Agreement, and the Company shall use its best efforts to prevent any such violation. Except as set forth in Schedule 3.9(b), the Company is not aware that any of the Company's employees or consultants is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict with his or her obligation to use his or her best efforts to promote the interests of the Company. Neither the execution nor delivery of this Agreement and the agreements contemplated thereby, nor the carrying on of the Company's business by its employees and consultants, nor the conduct of its business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument known to the Company under which any of such employees or consultants is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, copyrights, or other intellectual property of any of its employees or consultants (or people it currently intends to hire) made or owned prior to their employment with or engagement by the Company or that it is or will be necessary to utilize any other assets or rights of any of its employees or consultants (or people it currently intends to hire) made or owned prior to their employment with or engagement by the Company, in violation of any limitations or restrictions to which any such employee or consultant is a party or to which any of such assets or rights may be subject.

EXHIBIT A                                                                 PAGE 8

     3.10  Patents and Other Intangible Assets

          (a) Schedule 3.10(a) summarizes all patents, patent applications, trademarks, copyrights and other intellectual property of the Company with a description of their scope.

          (b) Except as set forth in Schedule 3.10(b), the Company (i) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, patent applications, trademarks, service marks, trade names, inventions, trade secrets, copyrights, licenses and rights with respect to the foregoing, used in or necessary for the conduct of its business as now conducted or proposed to be conducted, (ii) is not infringing upon or otherwise acting adversely to the right or claimed right of any person or entity under or with respect to any patent, trademark, service mark, trade name, invention, trade secret, copyright, license or other intellectual property or right with respect with respect thereto, and (iii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, invention, trade secret, or copyright with respect to the use thereof or in connection with the conduct of its business or otherwise.

          (c) Except as set forth in Schedule 3.10(c), the Company owns and has the unrestricted right to use all product rights, manufacturing rights, trade secrets, including know-how, negative know-how, formulas, patterns, compilations, programs, devices, methods, techniques, processes, inventions, designs, computer programs and technical data and all information that derives independent economic value, actual or potential, from not being generally known or known by competitors and which the Company has taken reasonable steps to maintain in secret (all of the foregoing of which are collectively referred to herein as "intellectual property") required for the development, manufacture, operation, and sale of all products and services sold or proposed to be sold by the Company, free and clear of any right, lien or claim of others, including without limitation former employers of its employees, consultants and contractors and current employers of employees, consultants and contractors where such employees, consultants or contractors are also employed or under contract with another person; provided, however, that the possibility exists that other persons or entities, completely independently of the Company or its employees, consultants, or contractors could have developed trade secrets or items of technical information similar or identical to those of the Company. Except as set forth in Schedule 3.10(c), the Company has no actual knowledge of any such development of similar or identical trade secrets or technical information by others.

          (d) Except as set forth in Schedule 3.10(d), the Company has not sold, transferred, assigned, licensed or subjected to any lien, security interest, or other

EXHIBIT A                                                                 PAGE 9
encumbrance, any intellectual property, trade secret, know-how, invention, design, process, computer program or technical data, or any interest therein, necessary or useful for the development, manufacture, use, operation or sale of any product or service presently under development or manufactured, sold or rendered by the Company.

          (e) Except as set forth in Schedule 3.10(e), no director, officer, employee, agent or stockholder of the Company owns or has any right in the intellectual property of the Company, or any patents, trademarks, service marks, trade names, copyrights, licenses or rights with respect to the foregoing, or any inventions, developments or discoveries used in or necessary for the conduct of the Company's business as now conducted or as proposed to be conducted.

          (f) Except as set forth in Schedule 3.10(f), the Company has no actual knowledge of any facts or has not received any communication alleging or stating that the Company or any contractor, consultant or employee has violated or infringed, or by conducting business as proposed, would violate or infringe, any patent, trademark, service mark, trade name, copyright, trade secret, proprietary right, process or other intellectual property of any other person or entity; the Company has no knowledge of any impediment with respect to any employee, consultant, or contractor who performs or is to perform services of any kind for the Company that would interfere with such person's ability to promote the business of the Company or would conflict with the business or proposed Company business.

          (g) Neither the execution nor delivery of this Agreement and the agreements contemplated thereby, nor the carrying on of the Company's business by its employees, consultants, and contractors nor the conduct of its business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument known to the Company under which any of such employees, consultants or contractors is now obligated.

          (h) The Company has not granted any license to use its proprietary information or intellectual property, except as listed in Schedule 3.10(h). Except as set forth in Schedule 3.10(h), the Company has not granted to any other person or entity rights to license, market or sell its proposed products or services and the Company is not bound by any agreement that affects the Company's exclusive right to develop, license, market or sell its products or services.

EXHIBIT A                                                                PAGE 10

     3.11  Financial Statements

     The Company has delivered to the Purchasers complete and accurate copies of its audited balance sheet as at June 30, 1998 and its audited statements of operations and cash flows for the twelve (12) month period therein specified and its unaudited balance sheet as of January 31, 1999 (the "Balance Sheet") (such financial statements and balance sheets being referred to herein collectively as the "Financial Statements"), which audited financials have been certified by Ernst & Young LLP. The Financial Statements are true, complete, and correct and have been prepared in accordance with generally accepted accounting principles (subject to normal and customary year-end adjustments that are not material for any unaudited statements and except that the unaudited statements do not include footnotes) applied on a consistent basis throughout the periods indicated. The Financial Statements present fairly, completely and accurately the financial condition of the Company as of the respective dates and for the periods indicated.

     3.12  Absence of Certain Changes

     Except as set forth in Schedule 3.12, since January 31, 1999 (a) the Company has not entered into any transaction which was not in the ordinary course of its business; (b) there has been no material adverse change in the business, earnings, prospects, properties or condition (financial or other) of the Company; (c) there has been no damage to, destruction of or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the business, earnings, prospects, properties or condition (financial or other) of the Company; (d) the Company has not declared or paid any dividend or made any distribution on its capital stock, redeemed, purchased or otherwise acquired any of its capital stock, granted any options to purchase shares of its capital stock, or issued any shares of its capital stock;
(e) the Company has not received notice that there has been a cancellation of an order for its services or a loss of a customer of the Company, the cancellation or loss of which could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company; (f) there has been no resignation or termination of employment of any key officer or key employee of the Company and the Company does not know of the impending resignation or termination of employment of any key officer or key employee of the Company in either case; (g) there has been no labor dispute involving the Company or any of its employees; (h) there has been no material change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise; (i) there have been no loans made by the Company to its employees, officers or directors, other than travel advances and other advances made in the ordinary course of business; (j) there has been no waiver or compromise by the Company of a valuable right or of a debt owed to it or amendment or change to any material contract or

EXHIBIT A                                                                PAGE 11
arrangement of the Company; (k) there has been no sale, assignment, or transfer of any patents, trademarks, copyrights, trade secrets other intangible assets;
(l) there has been no extraordinary increase in the compensation of any of the Company's employees, officers or directors and there has been no increase in the compensation of any such employees, officers or directors who earn compensation at an annual rate of more than $40,000; (m) there has been no agreement or commitment by the Company to do or perform any of the acts described in this
Section 3.12 or (n) there has been no other event or condition of any character which might reasonably be expected either to materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or liabilities of the Company or to impair the ability of the Company to conduct the business now being or proposed to be conducted by it.

     3.13  Material Contracts and Commitments

          (a) Except as set forth in Schedule 3.13, the Company has no currently existing contract, obligation, agreement, plan, arrangement, commitment or the like (written or oral) of a material nature (the "Contracts"), including, without limitation, the following: (1) loans, notes, indentures, or instruments relating to or evidencing indebtedness for borrowed money, or mortgages, pledges, liens, security interests or other encumbrances on any of the Company's property or any agreement or instrument evidencing any guaranty by the Company of payment or performance by any other person; (2) employment, bonus or consulting agreements, pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company and agreements among stockholders and the Company; (3) agreements with dealers, sales representatives, brokers or other distributors, jobbers, advertisers or sales agencies; (4) agreements with any labor union or collective bargaining organization or other similar labor agreements; (5) any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, including without limitation agreements with processors and subcontractors; (6) any indenture, agreement or other document (including private placement brochures) relating to the sale or repurchase of securities; (7) any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses to which the Company is a party; (8) agreements and purchase orders with customers; (9) agreements limiting the freedom of the Company to compete in any line of business or in any geographic area or with any person; (10) agreements providing for disposition of the business, assets or shares of the Company, agreements of merger or consolidation to which the Company is a party or letters of intent with respect to the foregoing; (11) agreements involving or letters of

EXHIBIT A                                                                PAGE 12
intent with respect to the acquisition of the business, assets or shares of any other business; (12) license agreements; and (13) powers of attorney.

          (b) The Company has provided the Purchasers or other representatives with either copies of or access to all of the Contracts. Each of the Contracts is valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with its terms. The Company is not in default under, or otherwise in violation of the terms of, any of the Contracts in any material respect. To the best of the Company's, knowledge, no other party to any of the Contracts is in default thereunder or otherwise in violation of the terms thereof, in any material respect.

     3.14  Registration Rights

     Except as disclosed in Schedule 3.14, the Company has not granted or agreed to grant any rights relating to the registration of its securities under applicable federal and state securities laws, including but not limited to demand or piggy-back registration rights.

     3.15  Title to Property and Assets

     Except as set forth in Schedule 3.15, the Company has good and marketable title to its properties and assets (including but not limited to its intellectual property and other intangible assets Schedule 3.10) (except for assets and properties having aggregate value of less than $25,000) free and clear of all mortgages, security interests, claims, liens and encumbrances, except liens for current taxes and assessments not yet due. The Company owns or leases all properties and assets necessary to the operation of its business as now conducted. With respect to the property and assets it leases, the Company has the right to, and does, enjoy peaceful and undisturbed possession under all leases under which it is leasing property. Except as set forth in Schedule 3.15, all such leases are in full force and effect, and the Company is in compliance with such leases and holds a valid leasehold interest free of all security interests, liens, claims or encumbrances. The Company's tangible properties and assets are in good condition and repair, except for hidden defects where the defects cause $25,000 or less of damage and except for ordinary wear and tear.

     3.16  Outstanding Indebtedness; Liabilities

     Except as set forth in Schedule 3.16, the Company has no indebtedness for borrowed money which the Company has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable, except as shown on the Balance Sheet. Except as set forth

EXHIBIT A                                                                PAGE 13
in Schedule 3.16, the Company has no liabilities or obligations, absolute or contingent, which are not shown or provided for in the Balance Sheet, (1) except liabilities or obligations which are less than $25,000 in the aggregate, or (2) those incurred after the date of the Balance Sheet in the ordinary course of business, (3) normal contractual obligations under the Contracts set forth in
Schedule 3.13.

     3.17  Stockholder Agreements

     Except as set forth in Schedule 3.17, there are no voting trusts or other agreements or arrangements which grant rights with respect to any shares of the Company's capital stock or which in any way affect any stockholder's ability or right to freely alienate or vote such shares.

     3.18  Employee Compensation Plans

     Except as set forth in Schedule 3.18, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. The Company does not maintain any "employee benefit plan" (as such term is defined by the Employee Retirement Income Security Act of 1974). The Purchasers have been provided with access to copies of such plans, if any, and any agreements arising therefrom to which the Company currently is a party.

     3.19  Labor Union Activities

     The Company is not engaged in any unfair labor practice which could adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company or before the National Labor Relations Board which could adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or threatened; (b) no strike, labor dispute, slow down or stoppage pending or, to the best knowledge of the Company, threatened against the Company; and (c) no union representation question existing with respect to the employees of the Company and no union organizing activities taking place with respect to the Company.

     3.20  Employee Relations

     To the best of the Company's knowledge, its relations with its employees are good.

EXHIBIT A                                                                PAGE 14

     3.21  Tax Returns and Audits

     Except as set forth in Schedule 3.21, the Company has duly prepared and timely filed all United States income tax returns and all state and municipal tax returns required to be filed by it and has paid or made adequate provision for the payment of all taxes, assessments, fees and charges shown on such returns or on other assessments or charges received by the Company. Except as set forth in Schedule 3.21, no federal or state income or sales tax returns of the Company have been audited. Except as set forth in Schedule 3.21, no deficiency assessment or proposed adjustment of the Company's United States income tax or state or municipal taxes is pending. Except as set forth in
Schedule 3.21, no extensions of the time for the assessment of deficiencies have been granted to the Company. The Company is not a party to or bound by or obligated under any tax sharing or similar agreement. There are no liens on any properties or assets of the Company imposed or arising as a result of the delinquent payment or the non-payment of any tax, assessment, fee or other governmental charge. The charges, accruals and reserves, if any, on the books of the Company in respect of federal, state and local corporate franchise and income taxes for all fiscal periods to date are adequate in accordance with generally accepted accounting principles, and the Company does not know of any additional unpaid assessments for such periods or of any basis therefor. There are no applicable taxes, fees or other governmental charges payable by the Company in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares (and the Common Stock issuable upon conversion thereof).

     3.22  Disclosure

     No representation, warranty or statement by the Company in this Agreement or in any written statement or certificate furnished or to be furnished to the Purchasers pursuant to this Agreement (including all exhibits and schedules hereto and any other agreements or documents delivered on the Closing or any Financial Statements referred to in Section 3.11 hereof) contains or will contain any untrue statement of a material fact or, when taken together, omits or will omit to state a material fact necessary to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Company that has not been disclosed to the Purchasers in writing that (1) materially adversely affects or could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or (2) adversely affects or could adversely affect the ability of the Company to perform its obligations under this Agreement.

EXHIBIT A                                                                PAGE 15

     3.23  Certain Transactions

     Except as set forth in Schedule 3.23, the Company is not indebted, either directly or indirectly, to any of its officers, directors or holders of Common Stock or to their respective spouses, children or other family members; none of such officers, directors and holders of capital stock or any members of their families are indebted to the Company or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company. No officer, director or holder of any of the Company's capital stock or, to the best of the Company's knowledge, any member of their immediate families is, directly or indirectly, interested in any contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.24  Environmental Laws and Regulations

     The Company has met, and continues to meet, all applicable local, state and federal environmental laws and regulations, and has disposed of its waste products and effluents and/or has caused others to dispose of the waste products and effluents of the Company, if any, in accordance with all applicable state, local, federal and national environmental laws and regulations and in such a manner that no harm has resulted or will result to any of its employees or properties or to any other persons or entities or their properties.

     3.25  Other Names

     Other than the name Atrieva Corporation, XactData Services, Inc., XactData International and XactLabs Corporation, the business conducted by the Company prior to the date hereof has not been conducted under any corporate, trade or fictitious name.

     3.26  Minute Books

     The minute books of the Company provided to the Purchasers contain all resolutions adopted by directors and stockholders since the incorporation of the Company and fairly and accurately reflect, in all material respects, all matters and transactions referred to in such minutes or written consents.

     3.27  Insurance Coverage

     Except as set forth in Schedule 3.27, there is in full force and effect one or more policies of insurance issued by insurers of recognized responsibility insuring the

EXHIBIT A                                                                PAGE 16

Company and its properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations engaged in the same or similar business and similarly situated. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when the same shall expire upon terms at least as favorable as those presently in effect, other than possible increases in premiums that do not result from any act or omission of the Company. Such insurance is summarized in Schedule 3.27.

     3.28  Returns and Complaints

     Except as set forth in Section 3.28, the Company has received no customer complaints concerning its products and/or services, nor has it had any of its products returned by a purchaser or distributor thereof, other than minor non-recurring warranty problems or minor complaints and returns in the ordinary course of business.

     3.29  Qualified Small Business Stock

     The Shares will constitute "qualified small business stock" within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended, as of the date of issuance. The Company will use its reasonable best efforts to comply with the reporting and recordkeeping requirements of Section 1202 and any regulations promulgated thereunder.

     3.30  No Discrimination

     The Company has not and does not in any manner or form discriminate, foster discrimination or permit discrimination against any person, whether as to race, sex, religion, or other legally protected classes of persons.

     3.31  Use of Proceeds

     The Company shall use the proceeds from the sale of the Shares for working capital and general corporate purposes.

     3.32  "Company's Knowledge"

     As used in this Section 3, the terms "to the best of the Company's knowledge," "to the best knowledge of the Company," "known to the Company" or similar phrases shall mean the best knowledge of the Company, its officers and directors, after careful consideration of the matters set forth in the representation that is so qualified and a diligent review of all files, documents, agreements and other materials in such person's possession or subject to his or her control.

EXHIBIT A                                                                PAGE 17

     3.33  Representations and Warranties in Related Documents

     The representations and warranties by the Company, contained in the Third Amended and Restated Investors Rights Agreement in the form attached as Exhibit B (the "Third Amended and Restated Investors Rights Agreement"), and in any document, certificate or instrument delivered pursuant to this Agreement are true and correct and the Purchasers shall be entitled to rely on such representations and warranties as if they were made to the Purchasers in this Agreement as of the Closing Date.

SECTION 4. Representations and Warranties of the Purchasers; Restrictions on Transfer Imposed by the Act; and California Corporate Securities Law

     4.1  Representations and Warranties

     Each Purchaser hereby represents and warrants to the Company as follows:

            4.1.1  Investment

            (i) The Purchaser acknowledges that the Shares have not been registered under the Act or qualified under the California Securities Law or registered or qualified under any other state securities laws on the ground that no distribution or public offering of the Shares is to be effected, and that in this connection the Company is relying in part on the representations of the Purchaser set forth in this Section 4;

            (ii) The Purchaser further acknowledges that no public market now exists for any of the securities issued by the Company and that a public market may never exist for the Shares and the Common Stock issuable upon conversion thereof;

            (iii) The Purchaser is purchasing the Shares for its own account (or the account of its parent, subsidiaries or affiliates) and not as nominee or agent for any other person; and

            (iv) By reason of its business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated hereunder, is able to bear the risks of an investment in the Company, and at the present time could afford a complete loss of such investment.

EXHIBIT A                                                                PAGE 18

            4.1.2  Accredited Investor

     The Purchaser represents that it is an Accredited Investor (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") and is acquiring the Shares for its own account and not with a view to, or for sale in connection with, any distribution thereof in a manner contrary to Section 5 of the Act or of the California Securities Law and Rules and Regulations of the California Commissioner of Corporations thereunder or of any other applicable state securities laws or regulations.

            4.1.3  Power and Authorization

     The Purchaser has all requisite power and authority to enter into this Agreement and the other documents and agreements contemplated herein, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement and the other documents and agreements contemplated herein. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

            4.1.4  Legal Investment

     The acquisition and retention of the Shares by the Purchaser does not violate any governmental law, rule or regulation binding on Purchaser.

     4.2  Transfer of Securities

     None of the Shares shall be transferable except upon the conditions specified in this Section 4.2, which conditions are intended to insure compliance with the provisions of the Act and applicable state securities laws in respect to the transfer of such Shares.

            4.2.1  Legend

     Unless and until otherwise permitted by this Section 4.2, each certificate or other document evidencing any of the Shares shall be endorsed with a legend substantially in the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED OR REGISTERED UNDER ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED BY THE SHAREHOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED,


EXHIBIT A                                                                PAGE 19

HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS (1) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFIED OR REGISTERED UNDER APPLICABLE STATE SECURITIES LAWS, (2) IN COMPLIANCE WITH RULE 144 or RULE 144A UNDER THE ACT, OR (3) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION AND QUALIFICATION IS REQUIRED."

          4.2.2  Restrictions on Transfer

     None of the Shares shall be transferred (other than transfers to a parent, subsidiary, or other affiliate of a holder of the Shares), and the Company shall not be required to register any such transfer, unless and until one of the following events shall have occurred:

            (i) The Company shall have received an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel, or other evidence reasonably acceptable to the Company, stating that the contemplated transfer is exempt from registration under the Act as then in effect, the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder, and applicable state securities laws.
     Within five business days after delivery to the Company and its counsel of such opinion or evidence, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion or evidence is not satisfactory in the reasonable opinion of its counsel (and shall specify in detail the legal analysis supporting for any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer;

            (ii) The Company shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer;

            (iii) The Shares are transferred pursuant to a registration statement which has been filed with the Commission and has become effective and are qualified or registered under the applicable state securities laws; or

            (iv) The Shares are transferred pursuant to and in accordance with Rule 144 or Rule 144A promulgated by the Commission under the Act.

EXHIBIT A                                                                PAGE 20

          4.2.3  Termination of Restrictions and Removal of Legend

     The restrictions on transfer imposed by this Section 4.2 shall cease and terminate as to the Shares, when (i) such securities shall have been effectively registered under the Act and sold by the holder thereof in accordance with such registration, (ii) an acceptable opinion or other evidence as described in
Section 4.2.2(i) or a "no action" letter described in Section 4.2.2(ii) states that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Act, or (iii) such securities may be sold under and in accordance with Rule 144(k) promulgated by the Commission under the Act. When the restrictions on transfer contained in this Section 4.2 have terminated as provided above, the holder of the securities as to which such restrictions shall have terminated or the transferee of such holder shall be entitled to receive promptly from the Company, without expense to him, and upon surrender of existing certificates, new certificates not bearing the legend set forth in Section 4.2.1 hereof.

     4.3    Corporate Securities Law

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 5.  Conditions to Obligations of the Purchasers

     The obligation of the Purchasers to purchase the Shares at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions, unless waived in writing by the Purchasers:

     5.1    Representations and Warranties Correct; Performance of Obligations

     The representations and warranties made by the Company in Section 3 hereof shall be true, correct and complete in all respects when made, and shall be true, correct and complete in all respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date. The Company shall have

EXHIBIT A                                                                PAGE 21
performed or complied with all covenants, agreements and conditions contained in this Agreement required to be performed or complied with by the Company on or prior to the Closing Date.

     5.2  Opinion of Company's Counsel

     The Purchasers shall have received from Perkins Coie LLP, counsel to the Company, opinions, dated the Closing Date, in substantially the form attached hereto as Exhibit C.
          ---------

     5.3  Consents and Waivers

     The Company shall have obtained any and all consents, permits and waivers and made all filings necessary or appropriate for consummation of the transactions contemplated by this Agreement.

     5.4  Legal Investment

     At the time of the Closing, the purchase of the Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

     5.5  Certificate of Designation

     The Certificate of Designation shall have been properly filed with the Secretary of State of the State of Delaware and the same shall be in full force and effect.

     5.6  Satisfactory Proceedings; Compliance Certificate

     All corporate and legal proceedings taken by the Company in connection with the transactions contemplated by this Agreement and all documents relating to such transactions, shall be satisfactory to the Purchasers. The Company shall have delivered to the Purchasers a certificate, executed on behalf of the Company by the President and the Secretary of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections 5.1, 5.3 and 5.5.

     5.7  Board of Directors

     The Bylaws of the Company shall provide that the Board of Directors shall be composed of not less than one nor more than seven persons, unless otherwise approved by the Board of the Company.

EXHIBIT A                                                                PAGE 22

     5.8  Investors Rights Agreement

     The Company shall have executed the Third Amended and Restated Investors Rights Agreement.

     5.9    Due Diligence

     The Purchasers shall have completed and be satisfied with their respective due diligence investigations into the Company, in the Purchasers' sole discretion.

     5.10   Minimum Investment

     The aggregate purchase price for the Shares to be issued at the Closing shall be at least $2,500,000.

     5.11   Legal Fees

     The legal fees and expenses of one counsel to VantagePoint Venture Partners 1996 shall have been paid.

SECTION 6.  Conditions to Obligations of the Company

     The Company's obligation to issue, sell and deliver the Shares at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions, unless waived by the Company.

     6.1    Representations and Warranties

     The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

     6.2    Qualifications

     The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Shares and the underlying Common Stock to the Purchasers pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Securities Law.

     6.3    Legal Investment

     At the time of the Closing, the purchase of the Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

EXHIBIT A                                                                PAGE 23

     6.4   Cancellation of Purchaser Notes

     The Purchasers holding the Purchaser Notes shall have delivered for cancellation by the Company the Purchaser Notes as partial consideration for the purchase of such Shares.

     6.5   Minimum Investment

     The aggregate purchase price for the Shares to be issued at the Closing shall be at least $2,500,000.

SECTION 7. Miscellaneous

     7.1   Waivers and Amendments

     With the written consent of the record or beneficial holders of more than 51% of the combined number of outstanding Shares (treated as if converted), the obligations of the Company and the rights of the holders of the Shares under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company promptly shall give written notice thereof to the record holders of the Shares. This Agreement or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 7.1.

     7.2   Governing Law

     This Agreement shall be governed in all respects by the internal laws of the State of California without regard to conflicts of law principles.

     7.3   Survival

     The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement and the Closing of the transactions contemplated hereby, notwithstanding any investigation made by the Purchasers. All statements as to factual matters contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company pursuant hereto or in connection

EXHIBIT A                                                                PAGE 24
with the transactions contemplated hereby shall be deemed to be the representations and warranties of the Company, as of the date of such certificate or instrument.

     7.4  Successors and Assigns

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     7.5  Entire Agreement

     This Agreement and the other documents delivered pursuant hereto (including, without limitation, the Third Amended and Restated Investors Rights Agreement) constitute and contain the full and entire understanding and agreement between and among the parties with regard to the subjects hereof and thereof, and supersede any prior or contemporaneous understandings, representations, warranties, promises, agreements, conditions, negotiations, correspondence, communications, and term sheets (oral or written) between or among the parties. The parties acknowledge that they have not relied, in entering into this Agreement or the other documents and agreements delivered pursuant hereto, upon any understandings, representations, warranties, promises, agreements or conditions not specifically set forth herein.

     7.6  Notices, Etc

     All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery upon confirmation of receipt if given by facsimile, upon the next business day if given by overnight commercial delivery service, or upon the seventh day following mailing by registered air mail, postage prepaid, addressed (a) if to the Purchasers, at the address set forth in the Schedule of Purchasers or at such address as it shall have thereafter furnished to the Company in writing,
(b) if to the Company, at 600 University Avenue, Suite 911, Seattle, WA 98101,
Attention: President, or at such other address as the Company shall have furnished to the Purchasers in writing, or (c) if to any other holder of any Shares or of Common Stock issued upon conversion of Shares, at such address as such holder shall have furnished to the Company in writing, or, until such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares or shares who so furnished an address to the Company. In addition, any notice delivered to an address outside the United States shall be duplicated by counterpart fax notice.

EXHIBIT A                                                                PAGE 25

     7.7  Delays or Omissions

     No delay or omission to exercise any right, power or remedy accruing to any holder of any securities issued or sold or to be issued or sold hereunder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     7.8  Severability

     In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal, and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     7.9  Construction

     The titles and subtitles of this Agreement are intended for reference and shall not by themselves determine the construction or interpretation of this Agreement. This Agreement and its provisions contained therein and the exhibits hereto shall not be construed or interpreted for or against any party to this Agreement because said party drafted or caused the party's legal representative to draft any of its provisions.

     7.10 Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.11 Headings

     Headings in this Agreement and the other Agreements are for convenience of reference only and are not a part of the substance hereof or thereof.

EXHIBIT A                                                                PAGE 26

     7.12  Plural Terms

     All terms defined in this Agreement or the other agreements contemplated hereby in the singular form shall have comparable meanings when used in the plural form and vice versa.
                ---- -----

     7.13  Finder's Fee

     Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, partners, employees, or representatives is responsible.

     The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses or defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     7.14  Expenses

     Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiations, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, by wire transfer and as a condition of the Closing, reimburse the fees of one special counsel for VantagePoint Venture Partners 1996 and the out of pocket expenses of such counsel. Counsel for VantagePoint Venture Partners 1996 is solely counsel for such entity, and not for any other Purchasers.

     7.16  Attorney's Fees

     In the event that any dispute among the parties to this Agreement should result in a legal proceeding, the prevailing party shall be entitled to recover from the other party(ies) to such dispute, all fees, costs and expenses of enforcing any right under or with respect to this Agreement, including without limitation, fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                 [Remainder of page intentionally left blank.]

EXHIBIT A                                                                PAGE 27

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed themselves or by their respective representatives thereunto duly authorized as of the day and year first above written.

                           The Company:


                           ATRIEVA CORPORATION



                           By  /s/ Larry Barels
                               ----------------------------------
                               Larry Barels, Chief Executive
                               Officer and President

                           Purchasers:

                           VANTAGEPOINT VENTURE PARTNERS 1996

                           By: VantagePoint Associates LLC,
                               its General Partner


                               By: /s/ James D. Marver
                                  -------------------------------
                                  Name:  James D. Marver
                                        -------------------------
                                  Title:   Managing Member
                                         ------------------------



                           BATTERY VENTURES III, L.P.

                           By: Battery Partners III, L.P.


                               By: /s/ Kenneth P. Lawler
                                     ----------------------------
                               Name:   Kenneth P. Lawler
                                       ----------------------
                               Title:  General Partner
                                       ---------------------



                                  /s/ Gary Gigot
                               -------------------------------
                               Gary Gigot

EXHIBIT A                                                                PAGE 28

                                     /s/ H. David Kenyon
                                  ----------------------------------------

                                     /s/ Meredith W. Kenyon
                                  ----------------------------------------
                                  H. David Kenyon and Meredith W. Kenyon


                                     /s/ Robert London
                                  ----------------------------------------
                                  Robert London


                           VANTAGEPOINT COMMUNICATIONS PARTNERS, LP

                           By: VantagePoint Communications Associates LLC, its General Partner


                                  By: /s/ James D. Marver
                                     -------------------------------------
                                  Name:   James D. Marver
                                        ----------------------------------
                                  Title:  Managing Member



                              /s/ Frank Cutler
                           -----------------------------------------------
                           Frank Cutler


                              /s/ Reese Jones
                           -----------------------------------------------
                           Reese Jones


                           NEW YORK LIFE INSURANCE COMPANY

                           By:  New York Life Insurance Company

                           By:    /s/ Philip A. Smith
                               -------------------------------------------
                           Title:    Director -- Venture Capital
                                  ----------------------------------------


                           WILLIAM JAMES BELL 1993 TRUST

                           By:    /s/ William J. Bell
                                ------------------------------------------

EXHIBIT A                                                                PAGE 29

                           Title:      Trustee
                           ----------------------------------------


                           CYPRESS VI PARTNERS

                           By:    /s/ Leonard S. Eber
                                -----------------------------------
                           Title:    Managing Partner
                                   --------------------------------

EXHIBIT A                                                                PAGE 30